Exhibit 31.2

METROCITY BANKSHARES, INC.

CERTIFICATION PURSUANT TO RULE 13a-14 OR 15d-14 OF THE SECURITIES

EXCHANGE ACT OF 1934, AS AMENDED, AS ADOPTED PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Lucas Stewart, certify that:

1.	I have reviewed this Annual Report on Form 10-K/A of MetroCity Bankshares, Inc.; and
2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Dated: April 7, 2025	/s/ Lucas Stewart
Lucas Stewart
Chief Financial Officer
(Principal Financial Officer)